SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

__________________

Date of Report (Date of earliest event reported):         February 5, 2010

Clean Energy and Power, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	0-30448	20-0420885
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

111 Airport Road – Unit 2, Warwick, Rhode Island	02889
(Address of principal executive offices)	(Zip code)

(401) 648-0803
Registrant’s telephone number, including area code

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(b)           Departure of Directors or Principal Officers

Not Applicable

(c)           Appointment of Directors or Principal Officers

On February 5, 2010, the Board of Directors of Clean Energy and Power, Inc. (the “Company”) appointed Dennis Shen to the position of President.  Mr. Shen is the former Chief Operating officer of Biocentric Energy Holdings, Inc. (OTCPK:BEHL), and lead developer of the Algae Bioreactor.  He has significant experience with a number of alternative and clean energy technologies, and a solid understanding of the financing, cash flow, and budgeting for development of such opportunities.

Item 9.01 Financial Statements and Exhibits

(a)           Not Applicable

(b)           Not Applicable

(c)           Not Applicable

  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clean Energy and Power, Inc.

Date: February 11, 2010	By: /s/ Erwin Vahlsing, Jr.
Name: Erwin Vahlsing, Jr.
Its: Chief Executive Officer